COLUMBIA HIGH YIELD FUND, INC.
                                  (the "Fund")
                  Supplement to Prospectuses Dated January 1, 2005


The section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is replaced in its entirety with the following:

PORTFOLIO MANAGERS

Stephen Peacher, a managing director of Columbia Management, is the lead manager for the Fund and has co-managed the Fund since September, 2005. Mr. Peacher has been associated with Columbia Management since April, 2005. Prior to April, 2005, Mr. Peacher was employed by Putnam Investments, where he served as the Chief Investment Officer of the Credit Team for the previous five years.

Kevin L. Cronk, a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Cronk has been associated with Columbia Management or its predecessors since August, 1999.

Thomas A. LaPointe, a senior vice president of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. LaPointe has been associated with Columbia Management or its predecessors since February, 1999.


SUP-47/90634-0905                                            September 19, 2005